EXHIBIT 99.1

November 7, 2013

Dear PharmAthene Stockholder:

As you know, we are holding a special meeting of stockholders to vote on proposals related to our proposed merger with Theraclone Sciences. The meeting is scheduled for December 3, 2013 at Dentons US LLP, 1301 K Street, NW, Suite 800, East Tower, Washington, DC, 20005 at 9:00 a.m.

We wanted to take a moment to emphasize why this merger is beneficial for PharmAthene stockholders. We are very enthusiastic about this transaction and hope that you will take the time to vote and show your support for the merger, which we believe represents a significant value-creating opportunity for you and your fellow stockholders.

The combination of PharmAthene and Theraclone accelerates our long-term business strategy of achieving broader portfolio diversification while expanding our business to serve both high-value government and commercial markets. Most importantly, we believe it will unlock new value for PharmAthene stockholders, and provide greater returns for stockholders than would otherwise be possible if we remained a standalone business.

The combined company will have an enviable portfolio comprised of four clinical-stage product candidates. Specifically, a promising new universal flu therapeutic (TCN-032) currently in Phase 2 development; a novel monoclonal antibody to treat Cytomegalovirus (CMV) infection (TCN-202), also in Phase 2 development; a next-generation rPA anthrax vaccine (SparVax®) commencing additional Phase 2 testing later this year, and a novel anthrax anti-toxin (Valortim®), which has completed Phase 1 clinical testing. In addition, the combined company will have a pipeline including multiple pre-clinical and discovery product candidates.

We will also have a highly-innovative technology platform, I-STAR™ that has already been validated through Theraclone’s partnerships with Pfizer, Inc., Zenyaku Kogyo, and the International Aids Vaccine Initiative. We believe I-STAR™ has the potential to generate value for stockholders in two important ways: through additional partnership funding and proprietary new product development.

We are particularly excited because monoclonal antibody companies represent one of the most exciting and fastest growing segments of the pharmaceutical industry today and generally have market capitalizations in excess of pure-play biodefense companies. We believe that our merger with Theraclone represents a compelling opportunity to catalyze value for PharmAthene stockholders both today and over the longer-term. As a stronger company with broader portfolio diversification, innovative products targeting high-value government and commercial markets, increased potential to generate non-dilutive funding through new corporate partnerships and government funding sources, and the possible upside tied to a favorable outcome in our case against SIGA Technologies, we are very enthusiastic about the future prospects for the combined company. Accordingly, your Board of Directors recommends that you, our valued stockholders, vote the enclosed proxy card FOR the plan of merger today. You may vote your shares by telephone or internet by following the instructions on the enclosed proxy card.

Very truly yours,

/s/ Mitchel Sayare	/s/ Eric I. Richman
Mitchel Sayare, Ph.D.	Eric I. Richman
Chairman of the Board	President & CEO

About Theraclone

Theraclone is a biopharmaceutical company focused on the discovery and development of novel, monoclonal antibody therapeutics for diseases that are devastating for patients and their families and which are a significant threat to human health. Theraclone leverages its proprietary antibody discovery technology, I-STAR ™ (In-Situ Therapeutic Antibody Rescue), to identify rare human antibodies that may be developed into antibody product candidates that are potentially safer and more effective than current therapies. Theraclone has a portfolio of innovative antibodies in clinical and preclinical development targeting serious medical conditions with a significant unmet medical need and a primary focus on infectious disease and cancer, which include:

•	TCN-032 - a recombinant fully human monoclonal antibody for the treatment of patients hospitalized with serious influenza
•	TCN-202 - a recombinant fully human monoclonal antibody for the treatment and prevention of cytomegalovirus, or CMV infections

For more information about Theraclone, please visit www.theraclone-sciences.com .. On August 1, 2013, Theraclone and PharmAthene (NYSE MKT: PIP) announced a definitive merger agreement.

About PharmAthene

PharmAthene is a leading biodefense company engaged in the development and commercialization of next generation medical countermeasures against biological and chemical threats. PharmAthene's current biodefense portfolio includes the following product candidates:

·	SparVax ® - a next generation recombinant protective antigen (rPA) anthrax vaccine

·	rBChEbioscavenger - a medical countermeasure for nerve agent poisoning by organophosphorous compounds, including nerve gases and pesticides

·	Valortim ® - a fully human monoclonal antibody for the prevention and treatment of anthrax infection

In addition, in May 2013, the Delaware Supreme Court issued its ruling on the appeal in our litigation with SIGA Technologies, affirming the Court of Chancery’s finding that SIGA was liable for breach of contract, reversing its finding of promissory estoppel, and remanding the case back to the Court of Chancery to reconsider the appropriate remedy and award of attorney's fees and expert witness costs in light of the Supreme Court’s opinion. For more information about PharmAthene, please visit www.PharmAthene.com .

Important Additional Information about the Proposed Merger

This communication is being made in connection with the proposed merger involving PharmAthene and Theraclone. PharmAthene has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-191055) ("Registration Statement") that includes a definitive proxy statement/prospectus of PharmAthene and that also includes a consent solicitation of Theraclone. The Registration Statement was declared effective by the SEC on October 29, 2013. The definitive proxy statement/prospectus/consent solicitation was mailed to the stockholders of PharmAthene and the stockholders of Theraclone on or about October 30, 2013. The proxy statement/prospectus/consent solicitation contains information about PharmAthene, Theraclone, the proposed transaction and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS/CONSENT SOLICITATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING A DECISION ABOUT THE MERGER AND RELATED MATTERS. In addition to receiving the proxy statement/prospectus/consent solicitation by mail, stockholders may also obtain the proxy statement/prospectus/consent solicitation, as well as other filings containing information about PharmAthene, without charge, from the SEC’s website (http://www.sec.gov) or, without charge, by contacting Stacey Jurchison at PharmAthene at (410) 269-2610.

Participants in Solicitation

PharmAthene and its executive officers and directors may be deemed to be participants in the solicitation of proxies from PharmAthene’s stockholders with respect to the matters relating to the proposed merger. Theraclone may also be deemed a participant in such solicitation. Information regarding the proposed merger is available in the definitive proxy statement/prospectus/consent solicitation that was included in the Registration Statement declared effective by the SEC on October 29, 2013 and that was first mailed to stockholders on or about October 30, 2013. Information regarding certain interests that the executive officers or directors of PharmAthene or Theraclone may have in the proposed transaction is also set forth in the definitive proxy statement/prospectus/consent solicitation.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction in connection with the merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Except for the historical information presented herein, matters discussed may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to certain risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Statements that are not historical facts, including statements preceded by, followed by, or that include the words “will,” “hopeful,” “designed,” “expect,” “objective” or similar statements are forward-looking statements. PharmAthene and Theraclone disclaim any intent or obligation to update these forward-looking statements. Forward-looking statements include known and unknown risks and uncertainties, including, among others, the expected completion and outcome of the merger and the transactions contemplated by the merger agreement and related agreements; failure to obtain necessary stockholder approval for the proposed merger and the matters related thereto; failure of either party to meet the conditions to closing of the transaction; delays in completing the transaction and the risk that the transaction may not be completed at all; failure to realize the anticipated benefits from the transaction or delay in realization thereof; the businesses of PharmAthene and Theraclone may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption during the pendency of and following the transaction, including adverse effects on employee retention and on business relationships with third parties; the combined company’s need for and ability to obtain additional financing; risk associated with the reliability of the results of the studies relating to human safety and possible adverse effects resulting from the administration of the combined company’s product candidates; unexpected funding delays and/or reductions or elimination of U.S. government funding for one or more of the combined company's development programs; the award of government contracts to competitors; unforeseen safety issues; unexpected determinations that these product candidates prove not to be effective or capable of being marketed as products; as well as risks detailed from time to time in PharmAthene’s annual report on Form 10-K and quarterly reports on Form 10-Q under the caption “Risk Factors” and in its other reports filed with the SEC. Copies of PharmAthene's public disclosure filings are available from its investor relations department and our website under the investor relations tab at www.PharmAthene.com.